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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  JUNE 6, 2001


                          SATCON TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   001-11512                  04-2857552
---------------------------   ------------------------      -------------------
State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

161 FIRST STREET, CAMBRIDGE, MASSACHUSETTS                            02142
 (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code               (617) 661-0540
                                                                 --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       OTHER EVENTS

         On June 7, 2001, SatCon Technology Corporation (the "Company") issued a press release announcing that it had sold 1,464,928 shares of its common stock at a price to the public of $12 1/8 per share (the "Shares"). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The offering was conducted pursuant to a Registration Statement on Form S-3 (File No. 333-48936) (the "Registration Statement") which permits the Company to issue up to an aggregate of $150,000,000 of common stock, preferred stock, debt securities and warrants, which was declared effective by the Securities and Exchange Commission (the "Commission") on June 1, 2001. The prospectus included in the Registration Statement, in the form it was declared effective, is referred to as the "Prospectus". On June 6, 2001, the Company filed the Prospectus, together with a supplement to the Prospectus, dated June 5, 2001, relating to the issuance and sale of the Shares, with the Commission.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
               5.1       Opinion of Hale and Dorr LLP, dated June 6, 2001.
               99.1 Press Release, dated June 7, 2001, issued by the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SATCON TECHNOLOGY CORPORATION

                                       By: /s/ Sean F. Moran
                                           -------------------------
                                           Sean F. Moran
                                           Chief Financial Officer

Date:  June 6, 2001


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                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER      EXHIBIT
    -------     -------
    5.1         Opinion of Hale and Dorr LLP, dated June 6, 2001.
    99.1        Press Release, dated June 7, 2001, issued by the Registrant.


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